Exhibit 99.1

NEWS RELEASE

C&J ENERGY SERVICES ANNOUNCES AGREEMENT IN PRINCIPLE WITH LENDERS

AND EXTENSION OF FORBEARANCE

HAMILTON, BERMUDA, June 30, 2016 – C&J Energy Services Ltd. (NYSE: CJES) (“C&J” or the “Company”) today announced an agreement in principle with its secured lenders on the key aspects of a proposed restructuring transaction, subject to the negotiation of specific terms and definitive documentation. The agreement in principle contemplates a complete deleveraging transaction pursuant to which approximately $1.4 billion of the Company’s outstanding debt will be converted to new common equity. Additionally, the agreement in principle also contemplates an infusion of new equity capital through a backstopped equity rights offering. The lenders have also agreed in principle to provide debtor-in-possession financing to bridge the Company through the proposed restructuring transaction. The Company will continue to negotiate with its lenders to finalize the definitive documentation, including entry into a Restructuring Support Agreement.

The Company and its lending group have also entered into an extension of the forbearance with respect to the previously announced covenant breach, as well as with respect to the payment of interest and certain fees under the Company’s credit facilities. As previously reported in connection with the release of its first quarter 2016 results, the Company obtained a temporary limited waiver agreement from its lending group with respect to its breach of the quarterly minimum cumulative consolidated Bank EBITDA covenant. Pursuant to the forbearance extension, the lenders have agreed to forbear from exercising default remedies or accelerating any indebtedness through July 17, 2016 as a result of the existing breach during the extended forbearance period. This extension of the forbearance provides the Company with additional flexibility to continue discussions with its creditors and other stakeholders.

President, Chief Executive Officer and Chief Operating Officer Don Gawick commented, “We are pleased to have reached an agreement in principle with our secured lenders to restructure the Company’s balance sheet, which will provide solid financial footing for the Company’s future operational success as the commodity pricing environment begins to recover. We appreciate the continued support of our lenders as negotiations continue around the final outstanding terms. We fully believe the extension of the forbearance agreement will give us and our Board adequate time to finalize a deal that will completely de-lever our balance sheet. A strong balance sheet along with ample liquidity for future growth and investment will provide C&J with a defining strategic advantage over our peers, which we will leverage to aggressively pursue market-share gains in each of our core service lines.”

Additional information about the forbearance is contained in a Current Report on Form 8-K that the Company intends to file today with the U.S. Securities and Exchange Commission.

About C&J Energy Services

C&J Energy Services is a leading provider of well construction, well completions, well support and other complementary oilfield services to oil and gas exploration and production companies. As one of the largest completion and production services companies in North America, C&J offers a full, vertically integrated suite of services involved in the entire life cycle of the well, including directional drilling, cementing, hydraulic fracturing, cased-hole wireline, coiled tubing, rig services, fluids management services and other special well site services. C&J operates in most of the major oil and natural gas producing regions of the continental United States and Western Canada. For additional information about C&J, please visit www.cjenergy.com.

C&J Energy Services Investor Contact

Daniel E. Jenkins

Vice President – Investor Relations

investors@cjenergy.com

1-713-260-9986

Forward-Looking Statements and Cautionary Statements

This news release (and any oral statements made regarding the subjects of this release) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements, estimates and projections regarding our business outlook and plans, future financial position, liquidity and capital resources, operations, performance and other guidance regarding future developments. For example, statements regarding future financial performance, future competitive positioning, future benefits to stockholders, and future economic and industry conditions are forward-looking statements within the meaning of federal securities laws.

Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking statements are subject to significant risks, contingencies and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from our historical experience and our present expectations or projections which are implied or expressed by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, including due to declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by the oil and gas industry; the inability to comply with the financial and other covenants and metrics in our debt agreements as a result of reduced revenue and financial performance or our inability to raise sufficient funds through assets sales or equity issuances should we need to raise funds through such methods; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity and therefore impacts demand and pricing for our services, which negatively impacts our results of operations, including potentially resulting in impairment charges; pressure on pricing for our core services, including due to competition and industry and/or economic conditions, which may impact, among other things, our ability to implement price increases or maintain pricing on our core services; the loss of, or interruption or delay in operations by, one or more significant customers; the failure to pay amounts when due, or at all, by one or more significant customers; changes in customer requirements in markets or industries we serve; costs, delays, regulatory compliance requirements and other difficulties in executing our long-term growth strategy, including those related to expansion into new geographic regions and new business lines; the effects of future acquisitions on our business, including our ability to successfully integrate our operations and the costs incurred in doing so; business growth outpacing the capabilities of our infrastructure; adverse weather conditions in oil or gas producing regions; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our hydraulic fracturing services; the incurrence of significant costs and liabilities resulting from litigation; the incurrence of significant costs and liabilities resulting from our failure to comply, or our compliance with, new or existing environmental regulations or an accidental release of hazardous substances into the environment; expanding our operations overseas; the loss of, or inability to attract key management personnel; a shortage of qualified workers; the loss of, or interruption or delay in operations by, one or more of our key suppliers; operating hazards inherent in our industry, including the significant possibility of accidents resulting in personal injury or death, property damage or environmental damage; and accidental damage to or malfunction of equipment.

C&J cautions that the foregoing list of factors is not exclusive. For additional information regarding known material factors that could cause our actual results to differ from our present expectations and projected results, please see our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.